SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549-1004

                                    Form 8-K

                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

Date of Report (Date of earliest event reported) June 11, 1998

                     FNB Financial Corporation
       (Exact name of registrant as specified in its charter)

Commonwealth of Pennsylvania       33-66014     23-2466821
(State or other jurisdiction of   (Commission   (I.R.S. Employer
incorporation or organization)    File Number) Identification No.)


  101 Lincoln Way West, McConnellsburg, PA               17233
  (Address of principal executive offices)         (Zip code)


Registrant's telephone number, including area code:   717/485-3123









                            FNB FINANCIAL CORPORATION


Item 1 - Changes in Control of Registrant.

         None

Item 2 - Acquisition or Disposition of Assets.

         None

Item 3 - Bankruptcy or Receivership.

         Not Applicable

Item 4 - Changes in Registrant's Certifying Accountant.

         None

Item 5 - Other Events.

Following an Office of the Comptroller of the Currency (OCC) examination of The First National Bank of McConnellsburg, the
Corporation's primary subsidiary, which ended on June 11, 1998, the Bank increased its Allowance for Loan Losses by $100,000.

Item 6 - Resignation of Registrant's Directors.

         None

Item 7 - Financial Statements, Pro Forma Financial Information and
       Exhibits.

         None

Item 8 - Change in Fiscal Year.

         None

Item 9 - Sales of Equity Securities Pursuant to Regulation S.

         None










                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                             /s/John C. Duffey
                             (John C. Duffey, President
                              and Director of the Company and
                              President/CEO of the Bank)
                             (Duly Authorized Officer)



Date June 24, 1998                /s/Daniel E. Waltz
                             (Daniel E. Waltz, Treasurer
                              and Director of the Company and
                              Senior Vice President/CFO of
                              the Bank)
                             (Principal Financial &
                              Accounting Officer)